Earnings Report to the
Financial Community
Third Quarter 2013
Table of Contents
Page No.
Conference call slides 4 -7
Financial statements and operating statistics 8-15
Non-GAAP financial measures 16-17
Exhibit 99.2

Third Quarter 2013 Financial Results November 1, 2013

Safe Harbor Statement
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company both doing business as NV Energy. Forward-
looking statements include earnings guidance and estimates or forecasts of operating and financial metrics. These statements reflect current expectations of future conditions and events and as such are subject to a variety of risks, uncertainties and assumptions that could cause actual results to differ materially from current expectations. These risks, uncertainties and assumptions include, but are not limited to, the risk that the transaction between NV Energy, Inc. and MidAmerican will not be consummated due to a failure to satisfy the remaining closing conditions to the transaction, including the receipt of regulatory approvals from the PUCN and
FERC on the terms and schedules contemplated by the parties; the risk that an event, effect or change occurs that gives rise to a termination of the definitive agreement entered into with MidAmerican; the risk that NV Energy Inc. or MidAmerican will be unable to perform certain obligations under the transaction agreements; the risk relating to unanticipated difficulties and/or expenditures relating to the transaction; the risk that legal proceedings against NV Energy, Inc. and others related to the definitive agreement entered into with MidAmerican will be successful; the risk that the proposed transaction disrupts current plans and operations and creates potential difficulties in employee retention; and the impact of delay or failure to complete the merger with MidAmerican on NV Energy, Inc.’s common stock price. Additional risks and uncertainties relating to NV Energy, Inc. include, but are not limited to, NV Energy Inc.'s ability to maintain access to the capital markets, NV Energy, Inc.'s ability to receive dividends from its subsidiaries, the financial performance of NV Energy, Inc.'s subsidiaries, particularly Nevada
Power Company and Sierra Pacific Power Company both doing business as NV Energy, and the discretion of NV Energy, Inc.'s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV Energy, Inc.'s and its subsidiaries' financing agreements. For
Nevada Power Company and Sierra Pacific Power Company both doing business as NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy Portfolio Standard, the effect of future or existing Nevada or federal laws or regulations affecting the electric industry, changes in environmental laws and regulations, construction risks, including but not limited to those associated with the
ON Line project, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, unseasonable weather, drought, wildfire and other natural phenomena, explosions, fires, accidents, vandalism, or mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system, their ability to purchase sufficient fuel, natural gas and power to meet their power and natural gas demands for Sierra Pacific Power Company doing business as NV Energy, financial market conditions, and unfavorable rulings, penalties or findings in their rate or other cases. Further risks, uncertainties and assumptions that may cause actual results to differ from current expectations pertain to weather conditions, customer and sales growth, plant outages, operations and maintenance expense, depreciation and allowance for funds used during construction, interest rates and expense, cash flow and regulatory matters. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy,
Inc., Nevada Power Company and Sierra Pacific Power Company both doing business as NV Energy are contained in their Annual Reports on Form 10-K for the year ended December 31, 2012, and Quarterly Reports on Form 10-Q for the period ended March 31, 2013 and June 30, 2013, as filed with the Securities and
Exchange Commission. NV Energy, Inc., Nevada Power Company and Sierra Pacific Power Company both doing business as NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
IR Contacts
Max Kuniansky
Jessica Lucero
Executive, Investor Relations
Financial Analyst II
(702) 402-5627
(702) 402-5612
mkuniansky@nvenergy.com
jlucero@nvenergy.com

Net Income
$ millions
$223.2
$187.2
2012
2013

EPS
diluted
$0.94
$0.79
2012
2013

Gross Margin
$ millions
$640.6
$603.7
2012
2013

Third Quarter Financial Results
Major Drivers
Q3 2013 vs. Q3 2012
NV Energy Consolidated
Pre-Tax Total After Tax
Gross Margin:
($ millions) EPS Impact
Regulatory disallowance &
reserves*
$      (32.4) $        (0.09)
Weather (20.4) (0.05)
Customer growth & other
15.9 0.04
Other:
Merger - related costs (7.9) (0.02)
O&M expense (4.1) (0.01)
Depreciation (2.3) (0.01)
Gain on asset sale (2012) (5.5) (0.01)
* Primarily related to base energy efficiency implementation rates

Net Income
$ millions
$304.8
$271.9
2012
2013

EPS
diluted
$1.28
$1.15
2012
2013

Gross Margin
$ millions
$1,398.0
$1,379.6
2012
2013

NVEnergy

Nine Month Financial Results
Major Drivers
2013 vs. 2012
NV Energy Consolidated
Pre-Tax Total After Tax
Gross Margin:
($ millions) EPS Impact
Regulatory disallowance &
reserves*
$      (32.4) $       (0.09)
Weather (14.8) (0.04)
Customer growth & other 28.8 0.08
Other:
Merger - related costs (21.4) (0.06)
O&M expense (0.4) -
Depreciation (10.0) (0.02)
* Primarily related to base energy efficiency implementation rates

2012
$0.07
$0.04
$(0.02)
$(0.01)
Q1
Q2
Q3
Q4

2013
$0.06
No Impact
$(0.01)
Q1
Q2
Q3
Q4

EPS Impact of Weather: Actual vs. Normal
Weather was cooler than normal in southern Nevada in the third quarter of 2013, adversely impacting consolidated EPS by $0.01.
Estimates; normal = 20-year average

2013 Earnings Guidance
EPS: $1.18- $1.22
Guidance is based on ongoing, normalized EPS for Q4
2013, excluding unexpected events.
For further information see forward –looking statements and risk factors in 2012 SEC Form 10-K, March 31,
2013 Form 10-Q, and June 30, 2013 Form 10-Q.
Assumptions
Weather Q1-Q3 actual; Q4 normal
Customers 1.2% increase
Gross margin Q1-Q3 actual; Q4 forecast
Regulatory disallowance and
reserves, Q3 2013
Included
Merger-related costs Included
O&M expense Flat; Reid Gardner costs, NV Energize savings
Depreciation Increase; Reid Gardner costs, capital
expenditures
Interest expense Decrease; 2012 refinancings, debt reduction
Interest expense - regulatory Decrease due to under-collections

NV ENERGY, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands, Except Share Amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
OPERATING REVENUES	$1,013,151	$1,026,488	$2,329,011	$2,378,606

OPERATING EXPENSES:
Fuel for power generation	217,954	171,316	554,181	400,936
Purchased power	205,970	205,686	498,141	486,894
Gas purchased for resale	7,383	5,382	62,277	46,491
Deferred energy	(55,270)	(29,036)	(221,022)	(30,285)
Energy efficiency program costs	16,042	32,584	38,486	76,609
Regulatory disallowance	17,335	—	17,335	—
Merger-related costs	7,857	—	21,409	—
Other operating expenses	106,068	100,108	317,538	307,080
Maintenance	17,176	19,014	66,128	76,190
Depreciation and amortization	96,801	94,512	291,687	281,690
Taxes other than income	14,214	15,682	46,536	44,457

Total Operating Expenses	651,530	615,248	1,692,696	1,690,062

OPERATING INCOME	361,621	411,240	636,315	688,544

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $1,957, $1,976, $5,770 and $5,479)	(74,438)	(73,667)	(221,305)	(226,162)
Interest expense on regulatory items	(281)	(2,024)	(1,124)	(6,203)
AFUDC-equity	2,591	2,415	7,730	6,666
Other income	3,239	8,827	10,872	19,312
Other expense	(3,829)	(4,209)	(12,116)	(11,909)

Total Other Income (Expense)	(72,718)	(68,658)	(215,943)	(218,296)

Income Before Income Tax Expense	288,903	342,582	420,372	470,248

Income tax expense	101,669	119,412	148,430	165,466

NET INCOME	187,234	223,170	271,942	304,782

Other comprehensive income (loss)
Change in compensation retirement benefits liability and amortization (Net of taxes $(133), $(74), $(398) and $(246))	246	155	738	464
Change in market value of risk management assets and liabilities (Net of taxes $(154), $91, $(261) and $355)	(11)	(193)	485	(668)
Unrealized net gain/(loss) on investment (Net of taxes $(49), $0, $(18) and $0)	98	—	33	—

OTHER COMPREHENSIVE INCOME(LOSS)	333	(38)	1,256	(204)

COMPREHENSIVE INCOME	$187,567	$223,132	$273,198	$304,578

Amount per share basic and diluted
Net income per share—basic	$0.79	$0.95	$1.16	$1.29
Net income per share—diluted	$0.79	$0.94	$1.15	$1.28
Weighted Average Shares of Common Stock Outstanding—basic	235,578,310	235,961,402	235,421,933	235,986,874

Weighted Average Shares of Common Stock Outstanding—diluted	237,605,514	238,121,732	237,339,039	237,850,530

Dividends Declared Per Share of Common Stock	$0.19	$0.17	$0.57	$0.47

NV ENERGY, INC.

CONSOLIDATED BALANCE SHEETS

(Dollars in Thousands, Except Share Amounts)

(Unaudited)

	September 30, 2013	December 31, 2012
ASSETS

Current Assets:
Cash and cash equivalents	$373,026	$298,271
Accounts receivable less allowance for uncollectible accounts: 2013—$9,643; 2012—$8,748	483,178	373,099
Materials, supplies and fuel, at average cost	121,699	138,337
Deferred energy costs	82,235	—
Deferred income taxes	120,186	60,592
Other current assets	49,041	40,750

Total Current Assets	1,229,365	911,049

Utility Property:
Plant in service	12,195,312	12,031,053
Construction work-in-progress	821,430	708,109

Total	13,016,742	12,739,162
Less accumulated provision for depreciation	3,526,824	3,313,188

Total Utility Property, Net	9,489,918	9,425,974

Investments and other property, net	65,354	56,660

Deferred Charges and Other Assets:
Deferred energy	85,055	87,072
Regulatory assets	1,048,204	1,132,768
Regulatory asset for pension plans	270,565	281,195
Other deferred charges and assets	76,705	89,418

Total Deferred Charges and Other Assets	1,480,529	1,590,453

TOTAL ASSETS	$12,265,166	$11,984,136

(Continued)

NV ENERGY, INC.

CONSOLIDATED BALANCE SHEETS

(Dollars in Thousands, Except Share Amounts)

(Unaudited)

	September 30, 2013	December 31, 2012
LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Current maturities of long-term debt	$129,457	$356,283
Accounts payable	316,681	332,245
Accrued expenses	104,781	127,693
Deferred energy	—	136,865
Other current liabilities	88,299	66,221

Total Current Liabilities	639,218	1,019,307

Long-term debt	4,791,809	4,669,798

Commitments and Contingencies

Deferred Credits and Other Liabilities:
Deferred income taxes	1,680,896	1,470,973
Deferred investment tax credit	11,623	13,538
Accrued retirement benefits	144,696	162,260
Regulatory liabilities	631,368	550,687
Other deferred credits and liabilities	656,963	540,202

Total Deferred Credits and Other Liabilities	3,125,546	2,737,660

Shareholders’ Equity:
Common stock, $1.00 par value; 350 million shares authorized; 235,999,750 issued for 2013 and 2012; 235,581,074 and 235,079,156 outstanding for 2013 and 2012, respectively	236,000	236,000
Treasury stock at cost, 418,675 shares and 920,594 shares for 2013 and 2012, respectively	(7,898)	(16,804)
Other paid-in capital	2,716,311	2,712,943
Retained earnings	772,995	635,303
Accumulated other comprehensive loss	(8,815)	(10,071)

Total Shareholders’ Equity	3,708,593	3,557,371

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$12,265,166	$11,984,136

(Concluded)

NV ENERGY, INC.

FREE CASH FLOW AND CONSOLIDATED OPERATING STATISTICS

(Unaudited)

FREE CASH FLOW

(dollars in thousands)

	Nine Months Ended September 30,
	2013	2012	Change from Prior Year
Free Cash Flow*	$285,908	$256,404	11.5%

*	Free cash flow is a non-GAAP financial measure as defined by the SEC. See the “Non-GAAP Financial Measures” section for additional information and GAAP reconciliation.

ELECTRIC SALES—MWh’s

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change from Prior Year	Change in Average Customers	2013	2012	Change from Prior Year	Change in Average Customers
Residential	4,298	4,419	(2.7)%	1.1%	9,386	9,356	0.3%	0.9%
Commercial	2,180	2,223	(1.9)%	1.9%	5,691	5,713	(0.4)%	1.8%
Industrial	2,779	2,831	(1.8)%	(0.6)%	7,848	7,841	0.1%	0.1%

TOTAL RETAIL	9,257	9,473	(2.3)%	1.2%	22,925	22,910	0.1%	1.0%

GAS SALES—Dth

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Change from Prior Year	2013	2012	Change from Prior Year
Residential	698	642	8.7%	6,039	5,613	7.6%
Commercial	400	374	7.0%	3,086	2,939	5.0%
Industrial	190	153	24.2%	986	876	12.6%

TOTAL RETAIL	1,288	1,169	10.2%	10,111	9,428	7.2%

ELECTRIC SOURCES—MWh’s

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Change from Prior Year	2013	2012	Change from Prior Year
Generated	6,822	6,617	3.1%	17,139	16,093	6.5%
Purchased	2,993	3,363	(11.0)%	7,394	8,446	(12.5)%

TOTAL	9,815	9,980	(1.7)%	24,533	24,539	—%

DEGREE DAYS

	Three Months Ended September 30,					Nine Months Ended September 30,
				% Change From					% Change From
	2013	2012	Normal*	Prior Year	Normal	2013	2012	Normal*	Prior Year	Normal
SOUTH
Heating	—	—	—	N/A	N/A	1,084	986	1,105	9.9%	(1.9)%
Cooling	2,164	2,313	2,222	(6.4)%	(2.6)%	3,658	3,771	3,419	(3.0)%	7.0%
NORTH
Heating	85	1	66	N/A	28.8%	2,859	2,677	3,014	6.8%	(5.1)%
Cooling	914	1,020	725	(10.4)%	26.1%	1,177	1,255	905	(6.2)%	30.1%

*	Normal = 20-year average

NEVADA POWER COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
OPERATING REVENUES	$786,142	$802,334	$1,695,129	$1,751,165

OPERATING EXPENSES:
Fuel for power generation	163,127	123,992	412,904	285,799
Purchased power	172,582	171,687	383,386	388,494
Deferred energy	(45,381)	(22,685)	(154,484)	(15,461)
Energy efficiency program costs	13,998	28,492	32,807	65,466
Regulatory disallowance	11,866	—	11,866	—
Merger-related costs	5,620	—	14,487	—
Other operating expenses	70,844	65,372	208,336	200,484
Maintenance	11,208	12,533	45,172	52,594
Depreciation and amortization	68,849	66,975	207,915	201,096
Taxes other than income	8,213	9,743	27,804	26,793

Total Operating Expenses	480,926	456,109	1,190,193	1,205,265

OPERATING INCOME	305,216	346,225	504,936	545,900

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $1,520, $1,528, $4,763 and $4,021)	(52,856)	(51,784)	(155,758)	(158,791)
Interest income (expense) on regulatory items	(194)	(1,623)	(1,177)	(5,488)
AFUDC-equity	1,959	1,833	6,151	4,823
Other income	1,948	7,096	5,330	14,197
Other expense	(1,966)	(2,823)	(6,200)	(7,162)

Total Other Income (Expense)	(51,109)	(47,301)	(151,654)	(152,421)

Income Before Income Tax Expense	254,107	298,924	353,282	393,479

Income tax expense	89,665	103,754	124,730	137,328

NET INCOME	164,442	195,170	228,552	256,151

Other comprehensive income
Change in compensation retirement benefits liability and amortization (Net of taxes $(52), $(33), $(156) and $(103))	96	65	290	192

COMPREHENSIVE INCOME	$164,538	$195,235	$228,842	$256,343

NEVADA POWER COMPANY

CONSOLIDATED OPERATING STATISTICS

(Unaudited)

ELECTRIC SALES—MWh’s

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change from Prior Year	Change in Average Customers	2013	2012	Change from Prior Year	Change in Average Customers
Residential	3,627	3,752	(3.3)%	1.3%	7,592	7,619	(0.4)%	1.0%
Commercial	1,329	1,374	(3.3)%	1.7%	3,423	3,480	(1.6)%	1.6%
Industrial	2,078	2,145	(3.1)%	(0.6)%	5,756	5,836	(1.4)%	(0.1)%

TOTAL RETAIL	7,034	7,271	(3.3)%	1.3%	16,771	16,935	(1.0)%	1.0%

ELECTRIC SOURCES—MWh’s

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Change from Prior Year	2013	2012	Change from Prior Year
Generated	5,242	5,105	2.7%	13,310	12,264	8.5%
Purchased	2,077	2,392	(13.2)%	4,225	5,415	(22.0)%

TOTAL	7,319	7,497	(2.4)%	17,535	17,679	(0.8)%

SIERRA PACIFIC POWER COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
OPERATING REVENUES:
Electric	$213,463	$212,073	$560,392	$549,886
Gas	13,543	12,077	73,480	77,543

Total Operating Revenues	227,006	224,150	633,872	627,429

OPERATING EXPENSES:
Fuel for power generation	54,827	47,324	141,277	115,137
Purchased power	33,388	33,999	114,755	98,400
Gas purchased for resale	7,383	5,382	62,277	46,491
Deferral of energy—electric—net	(7,925)	(5,498)	(44,223)	(13,854)
Deferral of energy—gas—net	(1,964)	(853)	(22,315)	(970)
Energy efficiency program costs	2,044	4,092	5,679	11,143
Regulatory disallowance	5,469	—	5,469	—
Merger-related costs	2,008	—	5,528	—
Other operating expenses	34,394	34,128	106,455	104,214
Maintenance	5,968	6,481	20,956	23,596
Depreciation and amortization	27,952	27,537	83,772	80,594
Taxes other than income	5,944	5,894	18,414	17,382

Total Operating Expenses	169,488	158,486	498,044	482,133

OPERATING INCOME	57,518	65,664	135,828	145,296

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $437, $448, $1,007 and $1,458)	(15,122)	(15,298)	(46,020)	(47,650)
Interest expense on regulatory items	(87)	(401)	53	(715)
AFUDC-equity	632	582	1,579	1,843
Other income	983	1,399	4,641	4,181
Other expense	(982)	(998)	(3,803)	(3,609)

Total Other Income (Expense)	(14,576)	(14,716)	(43,550)	(45,950)

Income Before Income Tax Expense	42,942	50,948	92,278	99,346

Income tax expense	13,691	16,521	30,347	33,596

NET INCOME	29,251	34,427	61,931	65,750

Other comprehensive income
Change in compensation retirement benefits liability and amortization (Net of taxes $(32), $(22), $(95) and $(68))	59	42	176	127

COMPREHENSIVE INCOME	$29,310	$34,469	$62,107	$65,877

SIERRA PACIFIC POWER COMPANY

CONSOLIDATED OPERATING STATISTICS

(Unaudited)

ELECTRIC SALES—MWh’s

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change from Prior Year	Change in Average Customers	2013	2012	Change from Prior Year	Change in Average Customers
Residential	671	667	0.6%	0.7%	1,794	1,737	3.3%	0.7%
Commercial	851	849	0.2%	2.5%	2,268	2,233	1.6%	2.1%
Industrial	701	686	2.2%	—%	2,092	2,005	4.3%	1.8%

TOTAL RETAIL	2,223	2,202	1.0%	1.0%	6,154	5,975	3.0%	0.9%

GAS SALES—Dth

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Change from Prior Year	2013	2012	Change from Prior Year
Residential	698	642	8.7%	6,039	5,613	7.6%
Commercial	400	374	7.0%	3,086	2,939	5.0%
Industrial	190	153	24.2%	986	876	12.6%

TOTAL RETAIL	1,288	1,169	10.2%	10,111	9,428	7.2%

ELECTRIC SOURCES—MWh’s

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Change from Prior Year	2013	2012	Change from Prior Year
Generated	1,580	1,512	4.5%	3,829	3,829	—%
Purchased	916	971	(5.7)%	3,169	3,031	4.6%

TOTAL	2,496	2,483	0.5%	6,998	6,860	2.0%

Non-GAAP Financial Measures

Free Cash Flow

“Free cash flow” meets the definition of a non-GAAP financial measure. NV Energy, Inc. defines free cash flow as net cash from operating activities less additions to utility plant (excluding AFUDC-equity). Since free cash flow is not a measure of liquidity calculated in accordance with GAAP, it should be considered in addition to, but not as a substitute for, the GAAP measure net cash from operating activities.

NV Energy, Inc. considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated from operations after capital expenditures that may be available for increasing its common stock dividend payout ratio, strengthening its capital structure, and considering new investment opportunities.

NV Energy, Inc.‘s definition of free cash flow is limited, in that it does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations. The table below provides a reconciliation between GAAP net cash from operating activities and non-GAAP free cash flow (dollars in thousands).

	Nine Months Ended September 30,
	2013	2012	Change from Prior Year
Net Cash from Operating Activities	$553,706	$644,194	(14.0)%
Less Additions to Utility Plant (Excluding AFUDC-Equity)	(267,798)	(387,790)	(30.9)%

Free Cash Flow	$285,908	$256,404	11.5%

Gross Margin

NV Energy, Inc. presents gross margin in order to aid the reader in determining how profitable Nevada Power Company’s and Sierra Pacific Power Company’s (collectively, “the Utilities”) electric and gas businesses are at the most fundamental level. Gross margin, which is a “non-GAAP financial measure” as defined in accordance with SEC rules, provides a measure of income available to support the other operating expenses of the business and is utilized by management in its analysis of its business.

NV Energy, Inc. believes presenting gross margin allows the reader to assess the impact of the Utilities’ regulatory treatment and their overall regulatory environment on a consistent basis. Gross margin, as a percentage of revenue, is primarily impacted by the fluctuations in regulated utility electric and natural gas supply costs versus the fixed rates collected from utility customers. While these fluctuating costs impact gross margin as a percentage of revenue, they only impact gross margin amounts if the costs cannot be passed through to utility customers. Gross margin, which NV Energy, Inc. calculates as operating revenues less energy costs, energy efficiency program costs and regulatory disallowances, provides a measure of income available to support the other operating expenses of the Utilities. Gross margin changes are based primarily on the Utilities’ general base rate adjustments and regulatory disallowances (which are required to be filed by statute every three years). These non-GAAP measures should not be considered as substitutes for the GAAP measures. Reconciliations between GAAP operating income and gross margin are provided in the table below.

NV Energy, Inc.

Consolidated Gross Margin

(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Change from Prior Year	2013	2012	Change from Prior Year
Operating Revenues:	$1,013,151	$1,026,488	(1.3)%	$2,329,011	$2,378,606	(2.1)%

Energy Costs:
Fuel for power generation	217,954	171,316	27.2%	554,181	400,936	38.2%
Purchased power	205,970	205,686	0.1%	498,141	486,894	2.3%
Gas purchased for resale	7,383	5,382	37.2%	62,277	46,491	34.0%
Deferred energy	(55,270)	(29,036)	90.3%	(221,022)	(30,285)	629.8%
Energy efficiency program costs	16,042	32,584	(50.8)%	38,486	76,609	(49.8)%
Regulatory disallowance	17,335	—	N/A	17,335	—	N/A

Total Costs	$409,414	$385,932	6.1%	$949,398	$980,645	(3.2)%

Gross Margin	$603,737	$640,556	(5.7)%	$1,379,613	$1,397,961	(1.3)%

Merger-related costs	7,857	—		21,409	—
Other operating expenses	106,068	100,108		317,538	307,080
Maintenance	17,176	19,014		66,128	76,190
Depreciation and amortization	96,801	94,512		291,687	281,690
Taxes other than income	14,214	15,682		46,536	44,457

Operating Income	$361,621	$411,240	(12.1)%	$636,315	$688,544	(7.6)%